AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 10, 1997

                                                  REGISTRATION NO. 333-38687-01
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            AMENDMENT NO. 3 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                       GREEN TREE FINANCIAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                              41-1807858
    (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                       GREEN TREE LEASE FINANCE II, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               MINNESOTA                             APPLIED FOR
    (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                     GREEN TREE LEASE FINANCE 1997-1, LLC
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 NONE
    (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                               ----------------

                             1100 LANDMARK TOWERS
                             345 ST. PETER STREET
                        ST. PAUL, MINNESOTA 55102-1639
                                (612) 293-3400
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            JOEL H. GOTTESMAN, ESQ.
                             1100 LANDMARK TOWERS
                             345 ST. PETER STREET
                        ST. PAUL, MINNESOTA 55102-1639
                                (612) 293-3400
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

              COPIES TO:                             COPIES TO:
        CHARLES F. SAWYER, ESQ.               SIEGFRIED P. KNOPF, ESQ.
         DORSEY & WHITNEY LLP                     BROWN & WOOD LLP
        220 SOUTH SIXTH STREET                 ONE WORLD TRADE CENTER
     MINNEAPOLIS, MINNESOTA 55402             NEW YORK, NEW YORK 10048
            (612) 343-7986                         (212) 839-5300

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]
                                                       (continued on next page)

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

(continued from previous page)

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                               ----------------

                        CALCULATION OF REGISTRATION FEE

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
                                                           PROPOSED
                                            PROPOSED       MAXIMUM
  TITLE OF EACH CLASS                        MAXIMUM      AGGREGATE       AMOUNT OF
     OF SECURITIES       AMOUNT TO BE    AGGREGATE PRICE   OFFERING      REGISTRATION
    TO BE REGISTERED      REGISTERED       PER UNIT(1)     PRICE(1)          FEE
---------------------------------------------------------------------------------------
Lease-Backed Notes.....  $550,000,000         100%       $550,000,000    $162,258.03
Class C Limited
 Guaranty..............              (2)          (2)                (2)            (2)
  Total................  $550,000,000         100%       $550,000,000    $162,258.03(3)
---------------------------------------------------------------------------------------

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(1) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457.
(2) No additional consideration will be received for the Class C Limited Guaranty; accordingly, no separate filing fee is being paid herewith pursuant to Rule 457(n).

(3) Previously paid.

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the expenses to be incurred in connection with the offering of the Lease-Backed Notes, other than underwriting discounts and commissions, described in this Registration Statement:

      Securities and Exchange Commission Registration Fee............. $162,258
      Printing and Engraving..........................................       *
      Legal Fees and Expenses.........................................       *
      Blue Sky Filing and Counsel Fees................................       *
      Accounting Fees and Expenses....................................       *
      Trustee Fees and Expenses.......................................       *
      Rating Agencies' Fees...........................................       *
      Miscellaneous Expenses..........................................       *
                                                                       --------
        Total......................................................... $     *
                                                                       ========

--------
* To be provided by amendment.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Green Tree Lease Finance 1997-1, LLC is a limited liability company formed under the laws of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides that a Delaware limited liability company may indemnify any member or manager or other person from and against any and all claims and demands whatsoever. The Limited Liability Company Agreement of Green Tree Lease Finance 1997-1, LLC provides, in effect, that, subject to certain limited exceptions, such company will indemnify its managers and named officers to the extent permitted by the Delaware Limited Liability Company Act.

  Green Tree Lease Finance II, Inc. is incorporated under the laws of Minnesota. Section 302A.521 of the Minnesota Statutes provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of such person against judgments, penalties, fines (including, without limitation, excise taxes assessed against such person with respect to any employee benefit plan), settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by such person in connection with the proceeding, if, with respect to the acts or omissions of such person complained of in the proceeding, such person (1) has not been indemnified therefor by another organization or employee benefit plan for the same judgments, penalties or fines; (2) acted in good faith; (3) received no improper personal benefit and
Section 302A.255 (with respect to director conflicts of interest), if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) in the case of acts or omissions in such person's official capacity for the corporation, reasonably believed that the conduct was in the best interests of the corporation, or in the case of acts or omissions in such person's official capacity for other affiliated organizations, reasonably believed that the conduct was not opposed to the best interests of the corporation. Section 302A.521 also requires payment by a corporation, upon written request, of reasonable expenses in advance of final disposition of the proceeding in certain instances. A decision as to required indemnification is made by a disinterested majority of the Board of Directors present at a meeting at which a disinterested quorum is present, or by a designated committee of the Board, by special legal counsel, by the shareholders or by a court.

  The Bylaws of Green Tree Lease Finance II, Inc. provide, in effect, that, subject to certain limited exceptions, such corporation will indemnify its officers and directors to the extent permitted by the Minnesota Business Corporation Act.

  Green Tree Financial Corporation is incorporated under the laws of Delaware.
Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation, by reason of the fact that such person was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise). The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where and officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

  The Certificate of Incorporation and Bylaws of Green Tree Financial Corporation provide, in effect, that, subject to certain limited exceptions, such corporation will indemnify its officers and directors to the extent permitted by the Delaware General Corporation Law.

ITEM 16. EXHIBITS.

  The Exhibits filed as part of this Registration Statement are:

    1.1*  --Form of Underwriting Agreement.
    3.1** --Certificate of Formation of Green Tree Lease Finance 1997-1, LLC.
    3.2   --LLC Agreement of Green Tree Lease Finance 1997-1, LLC.
    3.3** --Articles of Incorporation of Green Tree Lease Finance II, Inc.
    3.4** --By-Laws of Green Tree Lease Finance II, Inc.
    3.5** --Certificate of Incorporation of Green Tree Financial Corporation
           (incorporated by reference to Exhibit 1.2 to Green Tree Financial
           Corporation's Registration Statement No. 33-60869.)
    3.6** --By-Laws of Green Tree Financial Corporation (incorporated by reference to Exhibit 3.2 to Green Tree Financial Corporation's
           Registration Statement No. 33-60869).
    4.1   --Form of Transfer Agreement.
    4.2   --Form of Contribution and Servicing Agreement.
    4.3   --Form of Indenture.
    5.1 --Opinion and consent of Dorsey & Whitney LLP with respect to legality.
    8.1*  --Opinion and consent of Dorsey & Whitney LLP with respect to tax matters.
   23.1   --Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1).
   23.2*  --Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1).
   23.3 --Consent of Dorsey & Whitney LLP (true sale and nonconsolidation opinions).
   24.1** --Power of attorney from officers and directors of Green Tree Lease
           Finance II, Inc.
   24.2** --Power of attorney from officers and directors of Green Tree
           Financial Corporation.
   25.1*  --Statement of eligibility of Trustee.
   99.1 --Form of Opinion of Dorsey & Whitney LLP with respect to true sale of the Leases.
   99.2 --Form of Opinion of Dorsey & Whitney LLP with respect to nonconsolidation.

--------
 * To be filed by amendment.
** Previously filed.

ITEM 17. UNDERTAKINGS.

  Each of the undersigned, Green Tree Lease Finance 1997-1, LLC, Green Tree Lease Finance II, Inc. and Green Tree Financial Corporation (collectively, the "Registrants"), hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of any Registrant 's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The Registrants hereby undertake:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrants pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  The Registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of
Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, GREEN TREE LEASE FINANCE 1997-1, LLC CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ST. PAUL, STATE OF MINNESOTA, ON THE 9TH DAY OF DECEMBER, 1997.

                                          Green Tree Lease Finance 1997-1, LLC

                                          By: Green Tree Lease Finance II,
                                           Inc.

                                                   /s/ Joel H. Gottesman
                                          By: _________________________________
                                            Joel H. Gottesman
                                            Senior Vice President and
                                            Secretary

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, GREEN TREE LEASE FINANCE II, INC. CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ST. PAUL, STATE OF MINNESOTA, ON THE 9TH DAY OF DECEMBER, 1997.

                                          Green Tree Lease Finance II, Inc.

                                                   /s/ Joel H. Gottesman
                                          By: _________________________________
                                            Joel H. Gottesman
                                            Senior Vice President and
                                            Secretary

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

              SIGNATURE                        TITLE                 DATE



                  *                    Chairman of the
-------------------------------------   Board and President      December 9,
           ROBERT D. POTTS              (Principal                1997
                                        Executive Officer
                                        and Director)



                  *
-------------------------------------  Executive Vice
           EDWARD L. FINN               President                December 9,
                                        (Principal                1997
                                        Financial and
                                        Accounting Officer)



        /s/ Joel H. Gottesman          Director
-------------------------------------                            December 9,
          JOEL H. GOTTESMAN                                       1997



                  *                    Director
-------------------------------------                            December 9,
            PAUL A. BOYUM                                         1997

         /s/ Joel H. Gottesman
*By: ________________________________
           JOEL H. GOTTESMAN
           Attorney-in-fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, GREEN TREE FINANCIAL CORPORATION CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ST. PAUL, STATE OF MINNESOTA, ON THE 9TH DAY OF DECEMBER, 1997.

                                          Green Tree Financial Corporation

                                                    /s/ Scott T. Young
                                          By __________________________________
                                                      SCOTT T. YOUNG
                                               VICE PRESIDENT AND CONTROLLER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

              SIGNATURE                        TITLE                 DATE



                  *                    Chairman of the
-------------------------------------   Board and Chief          December 9,
          LAWRENCE M. COSS              Executive Officer         1997
                                        (Principal
                                        Executive Officer
                                        and Director)



                  *
-------------------------------------  Executive Vice
           EDWARD L. FINN               President and Chief      December 9,
                                        Financial Officer         1997



         /s/ Scott T. Young
-------------------------------------  Vice President and
           SCOTT T. YOUNG               Controller               December 9,
                                        (Principal                1997
                                        Accounting Officer)



                  *
-------------------------------------  Director
          RICHARD G. EVANS                                       December 9,
                                                                  1997



                  *                    Director
-------------------------------------                            December 9,
            W. MAX MCGEE                                          1997



                  *                    Director
-------------------------------------                            December 9,
         ROBERT S. NICKOLOFF                                      1997



                  *                    Director
-------------------------------------                            December 9,
           ROBERT D. POTTS                                        1997

          /s/ Scott T. Young
*By: ________________________________
            SCOTT T. YOUNG
           ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

  1.1*  --Form of Underwriting Agreement.
  3.1** --Certificate of Formation of Green Tree Lease Finance 1997-1, LLC.
  3.2   --LLC Agreement of Green Tree Lease Finance 1997-1, LLC.
  3.3** --Articles of Incorporation of Green Tree Lease Finance II, Inc.
  3.4** --By-Laws of Green Tree Lease Finance II, Inc.
  3.5** --Certificate of Incorporation of Green Tree Financial Corporation
         (incorporated by reference to Exhibit 1.2 to Green Tree Financial
         Corporation's Registration Statement No. 33-60869.)
  3.6** --By-Laws of Green Tree Financial Corporation (incorporated by reference to Exhibit 3.2 to Green Tree Financial Corporation's
         Registration Statement No. 33-60869.
  4.1   --Form of Transfer Agreement.
  4.2   --Form of Contribution and Servicing Agreement.
  4.3   --Form of Indenture.
  5.1   --Opinion and consent of Dorsey & Whitney LLP with respect to legality.
  8.1*  --Opinion and consent of Dorsey & Whitney LLP with respect to tax matters.
 23.1   --Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1).
 23.2*  --Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1).
 23.3*  --Consent of Dorsey & Whitney LLP (true sale and nonconsolidation opinions).
 24.1** --Power of attorney from officers and directors of Green Tree Lease
         Finance II, Inc.
 24.2** --Power of attorney from officers and directors of Green Tree Financial
         Corporation.
 25.1*  --Statement of eligibility of Trustee.
 99.1 --Form of Opinion of Dorsey & Whitney LLP with respect to true sale of the Leases.
 99.2 --Form of Opinion of Dorsey & Whitney LLP with respect to nonconsolidation.

--------
 * To be filed by amendment.
** Previously filed.